Putnam
Convertible
Income-Growth
Trust

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-04

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[SCALE LOGO OMITTED]


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

We are pleased to report further progress in Putnam's reforms on behalf of shareholders. The most significant news is the settlement that has been reached with the Securities and Exchange Commission and with regulatory authorities in the Commonwealth of Massachusetts regarding market timing in Putnam funds. Putnam President and Chief Executive Officer Ed Haldeman has sent a letter to all shareholders describing the terms of the settlement. Putnam Investment Management, LLC will pay $55 million to the SEC and $55 million to the Commonwealth of Massachusetts. Most of the amount to be paid is earmarked for restitution to fund shareholders. An independent consultant will determine the final amount, as well as the method and timing of distribution, of the restitution payments.

Over the past several months, Putnam has also introduced a number of voluntary reforms. We would like to call your attention to two of them. Following the performance tables in the Performance Summary of this report you can find expense and risk comparisons for your fund. The expense comparison information enables you to estimate the amount you have actually paid for ongoing expenses such as management fees and distribution (or 12b-1) fees and to compare these expenses with the average expenses of funds in the same Lipper peer group. The risk comparison shows the fund's risk relative to similar funds as tracked by Morningstar, an independent fund-rating company. We believe the expense and risk information will provide valuable tools for you and your financial advisor when you make decisions about your financial program.

It is a pleasure to report that Putnam Convertible Income-Growth Trust delivered strong performance for the first half of its 2004 fiscal year, with its returns at net asset value outperforming both its benchmark index and the average for its Lipper category. Your management team attributes this success to a combination of several strategies, which are discussed in the following report.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

June 16, 2004


Report from Fund Management

Fund highlights

 * For the six months ended April 30, 2004, Putnam Convertible
   Income-Growth Trust's class A shares returned 8.89% at net asset value
   (NAV) and 2.65% at public offering price (POP).

 * Due to successful security selection and in-depth research, the fund results at NAV outperformed its benchmark index, the Goldman Sachs Convertible 100 Index, which returned 5.29%.

 * The fund's results at NAV were also well ahead of the average return for its Lipper category, Convertible Securities Funds, which was 5.77%, for the same reasons.

 * The fund's quarterly distribution for class A shares was adjusted to $0.125 per share during the period. See page 6 for more information.

 * See the Performance Summary beginning on page 8 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

The first six months of your fund's 2004 fiscal year were marked by substantial volatility in both the stock and bond markets. However, successful security selection -- primarily among a recent crop of new convertible issues -- enabled the fund to deliver strong performance. Other drivers of this success included the depth and breadth of Putnam's research capabilities, as well as our emphasis on small- to mid-capitalization companies, many of which were not represented in the benchmark. These lesser-known issuers are not as widely followed and their securities consequently may be more attractively priced and offer stronger potential for appreciation. Conversely, this off-benchmark orientation meant that we missed two high-profile opportunities involving issuers that were part of the benchmark, but one of these (discussed on page 6) represented a deliberate choice on our part -- we did not consider the characteristics of the issue appropriate to the fund's goals. And the fact that the fund did not participate in these offerings does not appear to have hurt its performance.

FUND PROFILE

Putnam Convertible Income-Growth Trust pursues current income and capital appreciation by investing primarily in convertible securities -- corporate bonds and preferred stocks that are convertible into common stock. It may be an appropriate fund for investors who want to participate in the potential capital gains of higher-growth sectors, while also benefiting from fixed-income payments.


Market overview

At the beginning of the fund's semiannual period, both the stock and bond markets were responding positively to a number of encouraging economic reports as well as the fact that the Federal Reserve Board was holding interest rates steady. As calendar 2003 drew to a close, investor sentiment peaked and major stock market indexes posted double-digit gains. Since convertible securities are tied to the equity markets by their potential to convert to the issuing company's common stock, the stock market is an important driver of convertible bond performance. During this period, the convertible market generally echoed the stock market's strength. However, during the last two months of the semiannual period, the stock market became significantly more volatile. The terrorist bombing in Madrid drove major indexes down to three-month lows, and mounting evidence of a solidifying economic recovery in the United States sparked fears of inflation and higher interest rates. These factors led to a stock market correction after the close of the period. Since bond prices fall when interest rates rise, the bond market experienced a correction as well.

However, another important driver of convertible bond performance is the credit spread, or the difference in yield between higher-quality and lower-rated bonds. For much of the period, investors seeking higher yields became more willing to take on risk and the increasing demand for these bonds led to higher prices. (Since yields move in the opposite direction of bond prices, this means that yields on lower-quality bonds fell, bringing them closer to higher-quality bond yields and narrowing the spread.) Many convertible issuers have lower-rated debt, so prices of these securities have thus far benefited from the narrowing trend. We believe, however, that this trend is not likely to be a key influence over the remainder of the fiscal year.

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MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 4/30/04
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
Goldman Sachs Convertible 100 Index (convertible securities)            5.29%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      6.27%
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Russell 2000 Growth Index (small-company growth stocks)                 4.01%
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MSCI World Ex-U.S. Index (international stocks)                        11.78%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Citigroup World Government Bond Index (global government
bonds)                                                                  3.10%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             0.84%
-------------------------------------------------------------------------------
JP Morgan Chase Global High Yield Index (global high-yield
corporate bonds)                                                        6.39%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 4/30/04.
-------------------------------------------------------------------------------


Strategy overview

Because convertible securities combine characteristics of both stocks and bonds, our security selection process is intensely research-driven and draws on the knowledge and experience of Putnam's equity and fixed-income investment teams. We rely on our colleagues' assessments of a company's stock valuation and financial well-being to help us identify convertible securities with the greatest potential for current income and capital appreciation. Careful vetting of portfolio candidates is especially important because many companies that issue convertible bonds or preferred stock have sub-investment-grade credit ratings. We seek to manage portfolio risk by taking a value approach and keeping the portfolio well diversified.

The fund's structure and diversification have also contributed to its solid performance. While we invest in the same industry sectors as the benchmark index, we typically target many companies outside the benchmark that are less well known and that we believe offer more attractive values. We also overweight or underweight industry sectors, relative to the benchmark, to reflect our assessment of changing market trends. The effectiveness of this approach is apparent when we compare the performance of each portfolio sector with its equivalent in the benchmark: only one sector (communications services) underperformed during the period, and did so by a very small margin. The fund's diversification also helped support its performance toward the end of the period, when competitors that were more heavily weighted in harder-hit industries suffered by comparison.


[GRAPHIC OMITTED: horizontal bar chart TOP SECTOR WEIGHTINGS COMPARED]

TOP SECTOR WEIGHTINGS COMPARED

                            as of 10/31/03        as of 4/30/04

Consumer cyclicals               6.4%                 20.4%

Financial                       15.6%                 15.4%

Technology                      14.0%                 14.2%

Health care                     13.5%                 12.7%

Utilities and power              9.4%                  9.7%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Although we have mentioned our bias toward small- and mid-cap, lesser-known companies, which made the greatest contribution to fund performance over this period, this does not mean that we avoided well-established, larger-capitalization companies. Two of the fund's largest positions, Tyco and Xerox, have been represented in the portfolio for some time, and the fund's returns benefited as a result. As long-term shareholders may recall, Tyco, one of the world's largest conglomerates, experienced problems with its previous management team. In our opinion, these problems caused its stock price to be unfairly punished in the market. A new management team has taken control of the company, bringing a new commitment to improving the balance sheet, cutting costs, and pruning the business back to a more profitable core. Just after the end of the period, Tyco reported a positive surprise in earnings that caused the stock price to surge, and its convertibles benefited accordingly. Although Xerox had healthy results for the first quarter of 2004, management's near-term outlook was not as optimistic as had been widely expected. We believe this reflects only a short-term setback and are maintaining the fund's position.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

 1 Northrop Grumman Corp.
   Ser. B, $7.00 cum. cv. pfd.
   Aerospace and defense

 2 State Street Corp.
   6.75% cv. pfd.
   Banking

 3 Service Corp. International
   cv. sub. notes 6.75s, 2008
   Commercial and consumer services

 4 Amerada Hess Corp.
   $3.50 cv. pfd.
   Oil and gas

 5 Tyco International Group SA
   144A cv. company guaranty 2.75s, 2018
   (Luxembourg)
   Conglomerates

 6 Travelers Property Casualty Corp.
   $1.125 cv. pfd.
   Insurance

 7 Xerox Corp.
   144A $3.75 cv. pfd.
   Photography/imaging

 8 Vishay Intertechnology, Inc.
   144A cv. sub. notes 3 5/8s, 2023
   Electronics

 9 Providian Financial Corp.
   cv. notes 4s, 2008
   Consumer finance

10 Baxter International, Inc.
   $3.50 cv. pfd.
   Medical technology

Footnote reads:
These holdings represent 20.1% of the fund's net assets as of 4/30/04. The fund's holdings will change over time.


Companies that made the most significant contributions to performance over this period did fall into the small- to mid-cap range and the top five contributors were issued in 2003. IMC Global, which is one of the world's largest fertilizer companies, issued convertible preferred stock to help shore up its balance sheet. The company had been in a decline for some time, so we were able to establish a position when the price of the underlying stock was very low. During this period, investors became more aware of the growing need for exports of both fertilizer and grains to China, which is undergoing significant economic expansion. As grain prices strengthened, IMC Global's underlying common stock doubled in value. We recently sold the convertibles, which also increased dramatically in value.

We had almost as much success with Fleetwood Enterprises, the manufactured housing and mobile-home company. This industry suffered from overcapacity in the late '90s and many home companies and affiliated lenders went out of business. More recently, the industry appears to be strengthening. Fleetwood needed to float a convertible issue to help strengthen its balance sheet, and as we were already familiar with the company's potential through a large stock position held by another Putnam fund, we were able to act promptly and purchase the new issue in December 2003. As of the end of the period it had already gained over 50% in value.

Our decision to buy Arch Coal convertible preferred stock in January 2003 was based on our conviction that the long-term fundamentals of the coal industry have been improving dramatically. The industry has benefited from increasing consolidation and the cost of coal is very competitive with other energy sources. Arch is positioned to benefit from both trends. The company suffered negative press, and a falling stock price, over its excessive health benefit costs at the same time that the convertible bonds were issued; thus we were able to establish a position in the bonds at a very attractive price. Since then, the bonds have performed extremely well. We have taken profits on approximately two-thirds of the position but still maintain exposure.

Another energy company, Amerada Hess, issued a convertible in November 2003, as the environment for energy companies was improving substantially. Amerada has many gas stations on the east coast that are supplied through its refinery in the Caribbean, which uses Venezuelan crude oil. The company had some recent difficulty in their exploration/production business but they brought in new management to address the issues. The company's last quarterly earnings were well in excess of expectations and helped boost the stock price. The convertible benefited as well.

Your fund has benefited in the past from its exposure to fast food company CKE Restaurants, which encompasses Carl's Jr., Hardees, and La Salsa franshises. When CKE came out with another convertible issue in September 2003, we made a major purchase. The company has an improving track record in the industry. Recently, CKE refocused Hardee's menu options on fewer, higher-quality choices. Same-store traffic has increased as a result. The common stock has been performing well, as has the convertible.

One position that did not perform well for the fund was State Street Bank convertible preferred stock. The company recently offered guidance that was more conservative than many had expected and it sparked a sell-off of the stock. The convertible price declined in sympathy. State Street is a major trustee bank that carries enormous cash balances on behalf of various entities. As such, it stands to benefit if short-term interest rates rise. However, many investors view State Street in the same light as most other large financial companies, which have been selling off due to interest-rate concerns. We do not expect the fundamentals of this company to be adversely affected by an interest-rate increase and are maintaining the position.

Not owning shares of Texas Utilities' convertible preferred stock, which performed very well during the period, represented a missed opportunity for the fund. The fund also did not purchase any portion of the new convertible issue from drug company Sepracor. The company offered a new type of convertible security that appeals primarily to arbitrageurs. Unlike other convertible bonds, these do not have a coupon, or interest payment. They are issued at par, or face, value, and investors receive par value back at the end of the term. Such convertibles may appear attractive to investors who are anticipating short-term appreciation in the underlying stock, but we do not feel they are appropriate for your fund, which emphasizes income and growth and is intended to be a longer-term investment. Although the Sepracor convertibles had outstanding performance, the fund's health-care holdings outperformed those of the benchmark, which more than compensated for our decision to avoid this issue.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

Given the credit recovery and the strong performance of the convertible sector, terms of new issuance are not as favorable, and it has become more challenging to find attractive, high-yielding issues in the aftermarket. Consequently, the fund's quarterly dividend for class A shares was adjusted from $0.154 to $0.125 in March 2004, with other share classes experiencing a similar reduction.

The fund's management team

The fund is managed by the Putnam Large-Cap Value Team. The members of the team are David L. King (Portfolio Leader), George Maris (Portfolio Member), Mike Abata, Ronald Bukovac, Bartlett Geer, Deborah Kuenstner, Coleman Lannum, Christopher Miller, Jeanne Mockard, and Hugh Mullin.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

While we are optimistic about the fund's performance potential for the remainder of the fiscal year, we are not as bullish as we have been in recent months. Practically speaking, one of the key components of strong convertible performance -- a narrowing trend in credit spreads -- appears to have stabilized, and we do not expect it to have much influence over the near term. That means that convertible performance will be more dependent on the strength of the equity market, which has recently undergone a significant correction. For much of the last 18 months, both these forces have been supporting convertible performance, which, in combination with our successful security selection, produced strong returns for the fund.

The typical convertible issuer is in a capital-intensive business, will continue to need capital to build its business in the strengthening economy, and often tends to be in a more cyclical industry than companies that issue more traditional or higher-quality debt. As the period ended, we saw more stable, defensive stocks coming into favor while the stocks of convertible issuers were coming under some pressure. However, we think that this phenomenon is likely to be short-lived and that the momentum of the recovery will continue to support the businesses of convertible issuers, and in turn, the prices of their securities. Given a rising-rate environment, which will negatively affect the prices of fixed-income securities, we think that the appreciation potential of convertibles will contribute to their appeal in the months ahead. Furthermore, the surge of new issues we saw in 2003 and into early 2004 appears to have slowed, so an increase in demand combined with a declining supply could very well contribute to strong performance for these securities over the remainder of the fiscal year and beyond.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Lower-rated bonds may offer higher yields in return for more risk.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended April 30, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

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TOTAL RETURN FOR PERIODS ENDED 4/30/04
----------------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)             (6/29/72)             (7/15/93)             (7/26/99)             (3/13/95)        (12/1/03)
----------------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
----------------------------------------------------------------------------------------------------------------------------------
6 months                   8.89%      2.65%      8.48%      3.48%      8.50%      7.50%      8.60%      4.78%      8.83%
----------------------------------------------------------------------------------------------------------------------------------
1 year                    25.54      18.28      24.63      19.63      24.61      23.61      24.96      20.61      25.27
----------------------------------------------------------------------------------------------------------------------------------
5 years                   17.10      10.34      12.75      11.15      12.85      12.85      14.30      10.31      15.72
Annual average             3.21       1.99       2.43       2.14       2.45       2.45       2.71       1.98       2.96
----------------------------------------------------------------------------------------------------------------------------------
10 years                 131.96     118.60     115.28     115.28     115.20     115.20     120.76     113.00     126.29
Annual average             8.78       8.13       7.97       7.97       7.97       7.97       8.24       7.85       8.51
----------------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)            10.98      10.78       9.99       9.99      10.15      10.15      10.28      10.15      10.71
----------------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.


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COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/04
------------------------------------------------------------------
                            Goldman Sachs    Lipper Convertible
                             Convertible      Securities Funds
                              100 Index       category average*
------------------------------------------------------------------
6 months                         5.29%               5.77%
------------------------------------------------------------------
1 year                          16.71               19.65
------------------------------------------------------------------
5 years                         19.17               31.73
Annual average                   3.57                5.58
------------------------------------------------------------------
10 years                       134.16              143.09
Annual average                   8.88                9.15
------------------------------------------------------------------
Annual average
(life of fund)                     --+              10.91
------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 5-, and 10-year periods ended 4/30/04, there were 75, 67, 52, and 24 funds, respectively, in this Lipper category.

+ The benchmark index was not in existence at the time of the fund's inception. The index's inception was 12/31/84.

----------------------------------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 4/30/04
----------------------------------------------------------------------------------------------------------------------------------
                             Class A           Class B           Class C           Class M           Class R
----------------------------------------------------------------------------------------------------------------------------------
Distributions (number)            2                 2                 2                 2                 2
----------------------------------------------------------------------------------------------------------------------------------
Income                         $0.279            $0.216            $0.223            $0.235            $0.269
----------------------------------------------------------------------------------------------------------------------------------
Capital gains                    --                --                --                --                --
----------------------------------------------------------------------------------------------------------------------------------
Total                          $0.279            $0.216            $0.223            $0.235            $0.269
----------------------------------------------------------------------------------------------------------------------------------
Share value:                 NAV     POP           NAV               NAV           NAV     POP           NAV
----------------------------------------------------------------------------------------------------------------------------------
10/31/03                    $15.46  $16.40       $15.22            $15.38         $15.35  $15.91          --
----------------------------------------------------------------------------------------------------------------------------------
12/1/03+                        --      --           --                --             --      --      $15.79
----------------------------------------------------------------------------------------------------------------------------------
4/30/04                      16.55   17.47*       16.29             16.46          16.43   17.03       16.55
----------------------------------------------------------------------------------------------------------------------------------
Current return
(end of period)
----------------------------------------------------------------------------------------------------------------------------------
Current dividend rate 1      3.02%   2.86%        2.26%             2.36%          2.51%   2.42%       2.80%
----------------------------------------------------------------------------------------------------------------------------------
Current 30-day
SEC yield 2                  2.28    2.16         1.53              1.52           1.78    1.72        2.02
----------------------------------------------------------------------------------------------------------------------------------

* Reflects a reduction in sales charges that took effect on January 28, 2004.

+ Inception date of class R shares.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.


----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/04 (MOST RECENT CALENDAR QUARTER)
----------------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)             (6/29/72)             (7/15/93)             (7/26/99)             (3/13/95)        (12/1/03)
----------------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
----------------------------------------------------------------------------------------------------------------------------------
6 months                  16.00%      9.36%     15.58%     10.58%     15.53%     14.53%     15.66%     11.64%     15.85%
----------------------------------------------------------------------------------------------------------------------------------
1 year                    35.00      27.26      34.05      29.05      34.02      33.02      34.35      29.62      34.70
----------------------------------------------------------------------------------------------------------------------------------
5 years                   26.53      19.23      21.89      20.16      21.95      21.95      23.44      19.13      25.01
Annual average             4.82       3.58       4.04       3.74       4.05       4.05       4.30       3.56       4.57
----------------------------------------------------------------------------------------------------------------------------------
10 years                 134.74     121.24     117.82     117.82     117.81     117.81     123.46     115.66     128.94
Annual average             8.91       8.26       8.10       8.10       8.10       8.10       8.37       7.99       8.64
----------------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)            11.09      10.88      10.10      10.10      10.25      10.25      10.38      10.25      10.81
----------------------------------------------------------------------------------------------------------------------------------


Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Convertible Income-Growth Trust Fund from October 31, 2003, to April 30, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.


-------------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 4/30/04
-------------------------------------------------------------------------------------
                                Class A    Class B    Class C    Class M    Class R
-------------------------------------------------------------------------------------
Expenses paid per $1,000*          $6        $10        $10         $8         $7
-------------------------------------------------------------------------------------
Ending value (after expenses)  $1,089     $1,085     $1,085     $1,086     $1,088
-------------------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 4/30/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2004, use the calculation method below. To find the value of your investment on October 31, 2003, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 10/31/2003 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                    Total
Value of your                                Expenses paid          expenses
investment on 10/31/03 [DIV]    $1,000   X   per $1,000           = paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000                [DIV]    $1,000   X  $6 (see table above)  =  $60
-----------------------------------------------------------------------------


Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

------------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 4/30/04
------------------------------------------------------------------------------------
                                Class A    Class B    Class C    Class M    Class R
------------------------------------------------------------------------------------
Expenses paid per $1,000*          $5         $9         $9         $8         $7
------------------------------------------------------------------------------------
Ending value (after expenses)  $1,019     $1,016     $1,016     $1,017     $1,018
------------------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 4/30/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.


-------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED  DATA
-------------------------------------------------------------------------------
                            Class A    Class B    Class C    Class M    Class R
-------------------------------------------------------------------------------
Your fund's annualized
expense ratio                1.09%      1.84%      1.84%      1.59%      1.34%
-------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group+ 1.28%      2.03%      2.03%      1.78%      1.53%
-------------------------------------------------------------------------------

+ For class A shares, expenses shown represent the average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe. All Lipper data is for the most recent fiscal periods available as of 3/31/04. For class B, C, M, and R shares, Putnam has adjusted the Lipper total expense average to reflect higher 12b-1 fees incurred by these classes of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.


Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk   1.73

U.S. stock
fund average       3.97

0%   Increasing Risk   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of 3/31/04. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares (since reduced to 5.25%) and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of government bonds from 14 countries.

Goldman Sachs Convertible 100 Index is an unmanaged index with a target of 100 securities, including convertible bonds, preferreds, and mandatory convertible securities. It includes reinvested dividends.

JP Morgan Chase Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) World Ex-U.S. Index is an unmanaged index of developed and emerging markets excluding the United States.

Russell 2000 Growth Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor website, www.putnaminvestments.com, by calling Putnam's shareholder services line at 1-800-225-1581, or on the SEC's website, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
April 30, 2004 (Unaudited)

Convertible bonds and notes (51.2%) (a)
Principal amount                                                          Value

Advertising and Marketing Services (2.1%)
-------------------------------------------------------------------------------
    $5,500,000 Interpublic Group Companies, Inc.
               144A cv. notes 4 1/2s, 2023                           $8,318,750
     6,700,000 Lamar Advertising Co. cv. sr. notes
               2 7/8s, 2010                                           7,252,750
                                                                 --------------
                                                                     15,571,500

Automotive (0.5%)
-------------------------------------------------------------------------------
     3,900,000 American Axle & Manufacturing
               Holdings, Inc. 144A cv.
               company guaranty stepped-coupon 2s
               (zero %, 2/15/11) 2024 (STP)                           3,958,500

Biotechnology (3.8%)
-------------------------------------------------------------------------------
    10,300,000 Amgen, Inc. cv. Liquid Yield Option
               Notes (LYON) zero %, 2032                              7,609,125
     2,500,000 Amylin Pharmaceuticals, Inc. 144A
               cv. sr. notes 2 1/2s, 2011                             2,462,500
     3,700,000 Amylin Pharmaceuticals, Inc. 144A
               cv. sr. notes 2 1/4s, 2008                             3,787,875
     1,600,000 Celgene Corp. cv. sr. notes 1 3/4s,
               2008                                                   2,038,000
     6,600,000 Celgene Corp. 144A cv. sr. notes
               1 3/4s, 2008                                           8,406,750
     5,350,000 MGI Pharma, Inc. 144A cv. sr. sub.
               notes stepped-coupon 1.682s  (zero %,
               3/2/11) 2024 (STP)                                     4,687,938
                                                                 --------------
                                                                     28,992,188

Broadcasting (1.3%)
-------------------------------------------------------------------------------
    10,400,000 Liberty Media Corp. cv. sr. notes
               3 1/2s, 2031                                           9,490,000

Building Materials (1.1%)
-------------------------------------------------------------------------------
    18,100,000 Masco Corp. cv. sr. notes zero %,
               2031                                                   8,145,000

Coal (0.5%)
-------------------------------------------------------------------------------
     3,800,000 Massey Energy Co. 144A cv. sr. notes
               2 1/4s, 2024                                           3,885,500

Commercial and Consumer Services (2.1%)
-------------------------------------------------------------------------------
    14,000,000 Service Corp. International cv. sub.
               notes 6 3/4s, 2008                                    15,575,000

Communications Equipment (1.4%)
-------------------------------------------------------------------------------
     4,300,000 Comtech Telecommunications Corp.
               144A cv. sr. notes  stepped-coupon
               2s (zero %, 2/1/11) 2024 (STP)                         3,337,875
     5,500,000 Lucent Technologies, Inc. cv. debs.
               Ser. A, 2 3/4s, 2023                                   7,095,000
                                                                 --------------
                                                                     10,432,875

Computers (1.8%)
-------------------------------------------------------------------------------
    21,000,000 Anixter International, Inc. 144A cv.
               LYON zero %, 2033                                      9,765,000
     2,900,000 MSC Software Corp. 144A cv. notes
               2 1/2s, 2008                                           3,733,750
                                                                 --------------
                                                                     13,498,750

Conglomerates (2.0%)
-------------------------------------------------------------------------------
    11,400,000 Tyco International Group SA 144A cv.
               company guaranty 2 3/4s,
               2018 (Luxembourg)                                     14,919,750

Consumer Finance (1.7%)
-------------------------------------------------------------------------------
    11,600,000 Providian Financial Corp. cv. notes
               4s, 2008                                              13,050,000

Electric Utilities (2.0%)
-------------------------------------------------------------------------------
       327,500 CenterPoint Energy, Inc. cv. sub
               notes FRN 2s, 2029                                    10,930,313
     2,425,000 Sierra Pacific Resources 144A cv.
               notes 7 1/4s, 2010                                     4,477,156
                                                                 --------------
                                                                     15,407,469

Electronics (3.2%)
-------------------------------------------------------------------------------
     5,900,000 Micron Technology, Inc. cv. sr. sub.
               notes 2 1/2s, 2010                                     7,714,250
     4,000,000 Solectron Corp. 144A cv. sr. notes
               1/2s, 2034                                             3,340,000
    11,000,000 Vishay Intertechnology, Inc. 144A
               cv. sub. notes 3 5/8s, 2023                           13,241,250
                                                                 --------------
                                                                     24,295,500

Energy (0.7%)
-------------------------------------------------------------------------------
     5,000,000 Halliburton Co. cv. sr. notes
               3 1/8s, 2023                                           5,443,750

Entertainment (1.4%)
-------------------------------------------------------------------------------
     9,500,000 Regal Entertainment Group 144A cv.
               notes 3 3/4s, 2008                                    11,031,875

Food (1.0%)
-------------------------------------------------------------------------------
     3,775,000 General Mills, Inc. cv. debs. zero %, 2022             2,694,406
     7,400,000 General Mills, Inc. 144A cv. bonds
               zero %, 2022                                           5,281,750
                                                                 --------------
                                                                      7,976,156

Health Care Services (1.0%)
-------------------------------------------------------------------------------
     2,800,000 Manor Care, Inc. cv. company
               guaranty 2 5/8s, 2023                                  3,482,500
     3,500,000 Manor Care, Inc. 144A cv. sr. notes
               2 1/8s, 2023                                           4,353,125
                                                                 --------------
                                                                      7,835,625

Homebuilding (0.8%)
-------------------------------------------------------------------------------
     4,000,000 Fleetwood Enterprises, Inc. 144A cv.
               sub. notes 5s, 2023                                    6,135,000

Insurance (0.5%)
-------------------------------------------------------------------------------
     4,000,000 Leucadia National Corp. 144A cv. sr.
               sub. notes 3 3/4s, 2014                                4,055,000

Investment Banking/Brokerage (1.4%)
-------------------------------------------------------------------------------
     5,100,000 Legg Mason, Inc. cv. LYON zero %,
               2031                                                   3,716,625
     9,783,000 Legg Mason, Inc. 144A cv. LYON
               zero %, 2031                                           7,129,361
                                                                 --------------
                                                                     10,845,986

Lodging/Tourism (1.7%)
-------------------------------------------------------------------------------
     4,800,000 Hilton Hotels Corp. cv. sr. notes
               3 3/8s, 2023                                           5,166,000
     7,500,000 Hilton Hotels Corp. 144A cv. sr.
               notes 3 3/8s, 2023                                     8,071,875
                                                                 --------------
                                                                     13,237,875

Machinery (0.6%)
-------------------------------------------------------------------------------
     3,800,000 Kaydon Corp. 144A cv. notes 4s, 2023                   4,398,500

Manufacturing (0.5%)
-------------------------------------------------------------------------------
     9,000,000 Roper Industries, Inc. 144A cv.
               bonds stepped-coupon  1.481s
               (zero %, 1/15/09) 2034 (STP)                           3,870,000

Medical Technology (0.8%)
-------------------------------------------------------------------------------
     1,750,000 Cytyc Corp. 144A cv. sr. notes
               2 1/4s, 2024                                           1,833,125
     2,600,000 Serologicals Corp. 144A cv. notes
               4 3/4s, 2033                                           4,010,500
                                                                 --------------
                                                                      5,843,625

Metals (1.0%)
-------------------------------------------------------------------------------
     3,700,000 Coeur D'alene Mines Corp. cv. sr.
               notes 1 1/4s, 2024                                     3,371,625
     3,000,000 McMoran Exploration Co. 144A cv.
               notes 6s, 2008                                         4,143,750
                                                                 --------------
                                                                      7,515,375

Pharmaceuticals (3.0%)
-------------------------------------------------------------------------------
     3,600,000 Allergan, Inc. cv. sr. notes zero %,
               2022                                                   3,762,000
     4,500,000 Allergan, Inc. 144A cv. sr. notes
               zero %, 2022                                           4,702,500
    11,600,000 Alza Corp. cv. sub. debs. zero %,
               2020                                                   8,729,000
     6,000,000 King Pharmaceuticals, Inc. cv. sr.
               notes FRN 2 3/4s, 2021                                 5,775,000
                                                                 --------------
                                                                     22,968,500

Restaurants (0.9%)
-------------------------------------------------------------------------------
     4,600,000 CKE Restaurants, Inc. 144A cv. sub.
               notes 4s, 2023                                         6,612,500

Retail (5.5%)
-------------------------------------------------------------------------------
     5,500,000 Dick's Sporting Goods, Inc. 144A cv.
               sr. notes stepped-coupon
               1.606s (zero %, 2/18/09) 2024 (STP)                    3,767,500
     9,100,000 JC Penney Co., Inc. cv. sub. notes
               5s, 2008                                              11,272,625
     8,200,000 Lowe's Cos., Inc. cv. LYON zero %,
               2021                                                   7,052,000
     2,900,000 Pep Boys (The) - Manny, Moe, & Jack
               cv. notes 4 1/4s, 2007                                 3,857,000
     7,510,000 Rite Aid Corp. cv. notes 4 3/4s,
               2006                                                   8,120,188
     3,700,000 TJX Companies, Inc. (The) cv. LYON
               zero %, 2021                                           3,242,125
     5,200,000 TJX Companies, Inc. (The) 144A cv.
               LYON zero %, 2021                                      4,556,500
                                                                 --------------
                                                                     41,867,938

Software (1.0%)
-------------------------------------------------------------------------------
     6,282,000 Computer Associates International,
               Inc. 144A cv. LYON 5s, 2007                            7,703,303

Technology Services (3.8%)
-------------------------------------------------------------------------------
     7,300,000 DST Systems, Inc. 144A cv. sr. notes
               Ser. A, 4 1/8s, 2023                                   8,869,500
     7,500,000 Fair, Isaac and Co., Inc. 144A cv.
               notes 1 1/2s, 2023                                     7,771,875
     3,000,000 Mercury Computer Systems, Inc. 144A
               cv. sr. notes 2s, 2024                                 3,142,500
     2,577,000 Safeguard Scientifics, Inc. cv. sub.
               notes 5s, 2006                                         2,589,885
     5,060,000 Safeguard Scientifics, Inc. 144A cv.
               sr. notes 2 5/8s, 2024                                 3,649,525
     2,975,000 Safeguard Scientifics, Inc. 144A cv.
               sub. notes 5s, 2006                                    2,989,875
                                                                 --------------
                                                                     29,013,160

Telecommunications (2.1%)
-------------------------------------------------------------------------------
     4,000,000 NII Holdings, Inc. 144A cv. sr.
               notes 2 7/8s, 2034                                     4,120,000
     3,700,000 Primus Telecommunications GP 144A
               cv. notes 3 3/4s, 2010                                 3,667,625
    15,187,000 United States Cellular Corp. cv.
               LYON zero %, 2015                                      7,840,289
                                                                 --------------
                                                                     15,627,914
                                                                 --------------
               Total Convertible bonds and notes
               (cost $351,552,981)                                 $389,204,114

Convertible preferred stocks (44.3%) (a)
Number of shares                                                          Value

Aerospace and Defense (3.0%)
-------------------------------------------------------------------------------
       181,500 Northrop Grumman Corp. Ser. B, $7.00
               cum. cv. pfd.                                        $23,050,500

Automotive (2.1%)
-------------------------------------------------------------------------------
       139,900 Ford Motor Company Capital Trust II
               $3.25 cum. cv. pfd.                                    7,869,375
       310,900 General Motors Corp. $1.313 cv. pfd.                   7,811,363
                                                                 --------------
                                                                     15,680,738

Banking (2.6%)
-------------------------------------------------------------------------------
        61,500 Commerce Capital Trust II $2.975
               cum. cv. pfd.                                          3,897,563
        69,350 State Street Corp. 6.75% cv. pfd.                     16,210,563
                                                                 --------------
                                                                     20,108,126

Beverage (1.1%)
-------------------------------------------------------------------------------
       270,100 Constellation Brands, Inc. Ser. A,
               $1.438 cv. pfd.                                        8,271,813

Broadcasting (2.0%)
-------------------------------------------------------------------------------
         7,400 Radio One, Inc. 6.50% cum. cv. pfd.                    7,923,550
       160,200 Sinclair Broadcast Group, Inc.
               Ser. D, $3.00 cv. pfd.                                 7,028,775
                                                                 --------------
                                                                     14,952,325

Building Materials (1.0%)
-------------------------------------------------------------------------------
       179,300 TXI Capital Trust I $2.75 cv. pfd.                     7,866,788

Coal (0.5%)
-------------------------------------------------------------------------------
        47,000 Arch Coal, Inc. $2.50 cum. cv. pfd.                    3,818,750

Combined Utilities (1.1%)
-------------------------------------------------------------------------------
       122,530 Williams Cos., Inc. (The) 144A $2.75
               cv. pfd.                                               8,163,561

Consumer Finance (1.0%)
-------------------------------------------------------------------------------
       156,700 Capital One Financial Corp. $3.125
               cv. pfd.                                               7,737,063

Containers (0.8%)
-------------------------------------------------------------------------------
       177,400 Owens-Illinois, Inc. $2.375 cv. pfd.                   6,186,825

Electric Utilities (3.8%)
-------------------------------------------------------------------------------
       144,500 Cinergy Corp. $4.75 cv. pfd.                           8,868,688
       136,900 Dominion Resources, Inc. $4.75 cv.
               pfd.                                                   7,649,288
       148,000 FPL Group, Inc. $4.25 units cv. pfd.                   8,251,000
       105,400 Sierra Pacific Resources $4.50 units
               cum. cv. pfd.                                          3,773,320
                                                                 --------------
                                                                     28,542,296

Electronics (0.4%)
-------------------------------------------------------------------------------
       221,000 Solectron Corp. 1.813 units cv. pfd.                   3,149,250

Energy (0.5%)
-------------------------------------------------------------------------------
        80,920 Hanover Compressor Capital Trust
               $3.625 cv. pfd.                                        4,106,690

Financial (0.5%)
-------------------------------------------------------------------------------
       154,600 PMI Group, Inc. (The) $1.469 cv.
               pfd.                                                   4,251,500

Forest Products and Packaging (1.0%)
-------------------------------------------------------------------------------
       326,900 Smurfit-Stone Container Corp.
               Ser. A, $1.75 cum. cv. pfd.                            7,845,600

Health Care Services (2.3%)
-------------------------------------------------------------------------------
        89,300 Anthem, Inc. $3.00 units cv. pfd.                      9,242,550
       128,200 Omnicare, Inc. 4.00% cv. pfd.                          7,948,400
                                                                 --------------
                                                                     17,190,950

Insurance (6.0%)
-------------------------------------------------------------------------------
       407,600 Chubb Corp. (The) $1.75 cv. pfd.                      11,565,650
       184,800 Hartford Financial Services Group,
               Inc. (The) $3.50 cv. pfd.                             11,295,900
       586,800 Travelers Property Casualty Corp.
               $1.125 cv. pfd.                                       14,517,432
       316,100 XL Capital, Ltd. $1.625 cv. pfd.
               (Cayman Islands)                                       8,019,457
                                                                 --------------
                                                                     45,398,439

Medical Technology (1.6%)
-------------------------------------------------------------------------------
       225,000 Baxter International, Inc. $3.50 cv.
               pfd.                                                  12,188,244

Metals (0.9%)
-------------------------------------------------------------------------------
         7,985 Freeport-McMoRan Copper & Gold, Inc.
               144A 5.50% cv. pfd.                                    7,042,770

Natural Gas Utilities (2.9%)
-------------------------------------------------------------------------------
       268,700 ONEOK, Inc. $2.125 units cv. pfd.                      7,765,430
       272,600 Sempra Energy $2.125 units cv. pfd.                    7,837,250
       100,890 Southern Union Co. $2.875 cv. pfd.                     6,116,456
                                                                 --------------
                                                                     21,719,136

Oil & Gas (2.6%)
-------------------------------------------------------------------------------
       232,000 Amerada Hess Corp. $3.50 cv. pfd.                     15,573,000
        51,600 Chesapeake Energy Corp. 144A $3.00
               cv. pfd.                                               3,895,800
                                                                 --------------
                                                                     19,468,800

Photography/Imaging (2.6%)
-------------------------------------------------------------------------------
        40,640 Xerox Corp. 6.25% cv. pfd.                             5,105,400
       187,400 Xerox Corp. 144A $3.75 cv. pfd.                       14,429,800
                                                                 --------------
                                                                     19,535,200

Railroads (1.1%)
-------------------------------------------------------------------------------
        15,000 Kansas City Southern Industries,
               Inc. 144A 4.25% cum. cv. pfd.                          8,510,625

Real Estate (1.0%)
-------------------------------------------------------------------------------
       153,800 Host Marriott Financial Trust $3.375
               cv. pfd.                                               7,593,875

Retail (--%)
-------------------------------------------------------------------------------
     2,000,000 J. Baker, Inc. $7.00 cv. pfd.                                  2

Shipping (0.5%)
-------------------------------------------------------------------------------
        93,700 Teekay Shipping Corp. 1.813 cv. pfd.
               (Marshall Islands)                                     3,505,317

Telecommunications (0.9%)
-------------------------------------------------------------------------------
       292,300 CenturyTel, Inc. $1.719 cv. pfd.                       7,197,888

Waste Management (0.5%)
-------------------------------------------------------------------------------
        55,700 Allied Waste Industries, Inc. $3.125
               cum. cv. pfd.                                          3,871,150
                                                                 --------------
               Total Convertible preferred stocks
               (cost $308,438,873)                                 $336,954,221

Common stocks (2.8%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
        68,700 Altria Group, Inc.                                    $3,804,606
        49,100 Bank of America Corp.                                  3,952,059
        65,000 Fannie Mae                                             4,466,800
        82,800 Halliburton Co.                                        2,467,440
       133,200 King Pharmaceuticals, Inc. (NON)                       2,297,700
       146,000 Masco Corp.                                            4,089,460
                                                                 --------------
               Total Common stocks
               (cost $20,418,476)                                   $21,078,065

Corporate bonds and notes (0.9%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $1,429,166 Peregrine Systems, Inc. 144A sr.
               notes 6 1/2s, 2007                                    $1,375,573
     4,000,000 Tyco International Group SA company
               guaranty  Ser. A, 2 3/4s, 2018
               (Luxembourg)                                           5,235,000
                                                                 --------------
               Total Corporate bonds and notes
               (cost $5,482,533)                                     $6,610,573

Short-term investments (2.0%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $8,015,618 Short-term investments held as
               collateral for loaned
               securities with yields ranging from
               1.02% to 1.21% and due dates ranging
               from May 3, 2004 to June 11, 2004
               (d)                                                   $8,012,413
     7,443,481 Short-term investments held in
               Putnam commingled cash account with
               yields ranging from 1.03% to 1.05%
               and due dates ranging from May 3,
               2004 to May 21, 2004 (d)                               7,443,481
                                                                 --------------
               Total Short-term investments
               (cost $15,455,894)                                   $15,455,894
-------------------------------------------------------------------------------
               Total Investments
               (cost $701,348,757)                                 $769,302,867
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $760,841,086.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest income at this rate.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on Floating Rate Notes (FRN) are the current interest rates shown at April 30, 2004.

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
April 30, 2004 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $7,759,939 of
securities on loan (identified cost $701,348,757) (Note 1)       $769,302,867
-------------------------------------------------------------------------------
Cash                                                                  144,123
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           4,122,454
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                520,995
-------------------------------------------------------------------------------
Receivable for securities sold                                      8,366,457
-------------------------------------------------------------------------------
Total assets                                                      782,456,896

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                    1,919,925
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          9,930,009
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        1,196,431
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            147,702
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                107,408
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,231
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                237,279
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                  8,012,413
-------------------------------------------------------------------------------
Other accrued expenses                                                 63,412
-------------------------------------------------------------------------------
Total liabilities                                                  21,615,810
-------------------------------------------------------------------------------
Net assets                                                       $760,841,086

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                  $930,340,642
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                       10,697,880
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                   (248,151,546)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         67,954,110
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $760,841,086

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($600,947,266 divided by 36,307,173 shares)                            $16.55
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $16.55)*                $17.47
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($113,090,698 divided by 6,940,571 shares)**                           $16.29
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($9,505,420 divided by 577,442 shares)**                               $16.46
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($7,552,744 divided by 459,727 shares)                                 $16.43
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $16.43)*                $17.03
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($1,065 divided by 64 shares)                            $16.55
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($29,743,893 divided by 1,796,678 shares)                $16.55
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended April 30, 2004 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Dividends                                                         $10,552,336
-------------------------------------------------------------------------------
Interest                                                            5,810,210
-------------------------------------------------------------------------------
Securities lending                                                     19,579
-------------------------------------------------------------------------------
Total investment income                                            16,382,125

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    2,417,391
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                        765,704
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             13,193
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        6,788
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 774,158
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                 598,562
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                  41,065
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  29,859
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                       2
-------------------------------------------------------------------------------
Other                                                                 112,685
-------------------------------------------------------------------------------
Non-recurring costs (Note 5)                                           16,421
-------------------------------------------------------------------------------
Costs assumed by Manager (Note 5)                                     (16,421)
-------------------------------------------------------------------------------
Total expenses                                                      4,759,407
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (67,559)
-------------------------------------------------------------------------------
Net expenses                                                        4,691,848
-------------------------------------------------------------------------------
Net investment income                                              11,690,277
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   59,719,996
-------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)             2,037
-------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the period                                   (1,068)
-------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period      (4,546,516)
-------------------------------------------------------------------------------
Net gain on investments                                            55,174,449
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $66,864,726
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                    April 30       October 31
Increase (decrease) in net assets                       2004*            2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $11,690,277      $31,252,651
-------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                             59,722,033       15,251,156
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies                                (4,547,584)     156,857,774
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        66,864,726      203,361,581
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class A                                          (10,424,835)     (24,766,118)
-------------------------------------------------------------------------------
Class B                                           (1,586,164)      (4,055,772)
-------------------------------------------------------------------------------
Class C                                             (109,644)        (186,649)
-------------------------------------------------------------------------------
Class M                                             (112,879)        (312,745)
-------------------------------------------------------------------------------
Class R                                                  (17)              --
-------------------------------------------------------------------------------
Class Y                                             (656,617)      (1,708,013)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (125,018,724)     (36,715,203)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets          (71,044,154)     135,617,081

Net assets
-------------------------------------------------------------------------------
Beginning of period                              831,885,240      696,268,159
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $10,697,880 and
$11,897,759, respectively)                      $760,841,086     $831,885,240
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                         April 30
Per-share                               (Unaudited)                                Year ended October 31
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $15.46          $12.32          $13.32          $18.62          $20.26          $20.04
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .25             .58             .63 (d)         .75             .76             .75
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  1.12            3.14           (1.01) (d)      (4.27)            .30            2.30
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.37            3.72            (.38)          (3.52)           1.06            3.05
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.28)           (.58)           (.62)           (.62)           (.77)           (.81)
---------------------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                           --              --              --           (1.16)          (1.93)          (2.02)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.28)           (.58)           (.62)          (1.78)          (2.70)          (2.83)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $16.55          $15.46          $12.32          $13.32          $18.62          $20.26
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      8.89*          30.79           (3.20)         (19.85)           5.16           16.42
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $600,947        $645,260        $542,156        $657,937        $933,703        $982,956
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .54*           1.07            1.08            1.01             .97             .98
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   1.53*           4.20            4.63 (d)        4.86            3.86            3.73
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     30.90*          93.66          116.36          207.64          176.66           54.74
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) As required, effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects from this change for the year ended October 31, 2002 were a decrease to net investment income per share of $0.02, a decrease to net realized and unrealized losses per share of $0.02 and a decrease to the ratio of net investment income to average net assets of 0.13%. The above per share information, ratios, and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                          April 30
Per-share                               (Unaudited)                                Year ended October 31
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $15.22          $12.14          $13.13          $18.37          $20.02          $19.83
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .19             .47             .52 (d)         .63             .61             .60
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  1.10            3.09            (.99) (d)      (4.21)            .29            2.27
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.29            3.56            (.47)          (3.58)            .90            2.87
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.22)           (.48)           (.52)           (.50)           (.62)           (.66)
---------------------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                           --              --              --           (1.16)          (1.93)          (2.02)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.22)           (.48)           (.52)          (1.66)          (2.55)          (2.68)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $16.29          $15.22          $12.14          $13.13          $18.37          $20.02
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      8.48*          29.82           (3.91)         (20.46)           4.38           15.58
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $113,091        $129,317        $106,343        $143,286        $235,897        $291,017
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .92*           1.82            1.83            1.76            1.72            1.73
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   1.16*           3.45            3.88 (d)        4.09            3.11            2.99
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     30.90*          93.66          116.36          207.64          176.66           54.74
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) As required, effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects from this change for the year ended October 31, 2002 were a decrease to net investment income per share of $0.02, a decrease to net realized and unrealized losses per share of $0.02 and a decrease to the ratio of net investment income to average net assets of 0.13%. The above per share information, ratios, and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          For the
                                         Six months                                                                    period ended
                                           ended                                                                          July 26,
                                          April 30                                                                        1999+ to
Per-share                               (Unaudited)                        Year ended October 31                         October 31
operating performance                       2004            2003            2002            2001            2000            1999
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $15.38          $12.27          $13.26          $18.55          $20.23          $20.85
-----------------------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .19             .47             .52 (d)         .64             .61             .20
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  1.11            3.13            (.99) (d)      (4.27)            .31            (.59)
-----------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.30            3.60            (.47)          (3.63)            .92            (.39)
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.22)           (.49)           (.52)           (.50)           (.67)           (.23)
-----------------------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                           --              --              --           (1.16)          (1.93)             --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.22)           (.49)           (.52)          (1.66)          (2.60)           (.23)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $16.46          $15.38          $12.27          $13.26          $18.55          $20.23
-----------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      8.50*          29.79           (3.87)         (20.51)           4.45           (1.87)*
-----------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                            $9,505          $7,178          $3,999          $4,825          $5,545            $661
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .92*           1.82            1.83            1.76            1.72             .47*
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   1.15*           3.34            3.87 (d)        4.12            3.17            1.12*
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     30.90*          93.66          116.36          207.64          176.66           54.74
-----------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

  + Commencement of operations.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) As required, effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects from this change for the year ended October 31, 2002 were a decrease to net investment income per share of $0.02, a decrease to net realized and unrealized losses per share of $0.02 and a decrease to the ratio of net investment income to average net assets of 0.13%. The above per share information, ratios, and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                         April 30
Per-share                               (Unaudited)                                Year ended October 31
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $15.35          $12.24          $13.23          $18.50          $20.13          $19.92
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .21             .51             .56 (d)         .67             .66             .65
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  1.11            3.12           (1.00) (d)      (4.24)            .31            2.28
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.32            3.63            (.44)          (3.57)            .97            2.93
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.24)           (.52)           (.55)           (.54)           (.67)           (.70)
---------------------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                           --              --              --           (1.16)          (1.93)          (2.02)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.24)           (.52)           (.55)          (1.70)          (2.60)          (2.72)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $16.43          $15.35          $12.24          $13.23          $18.50          $20.13
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      8.60*          30.14           (3.65)         (20.27)           4.73           15.87
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                            $7,553          $9,248          $6,861          $9,345         $15,370         $16,338
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .79*           1.57            1.58            1.51            1.47            1.48
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   1.29*           3.65            4.13 (d)        4.34            3.36            3.23
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     30.90*          93.66          116.36          207.64          176.66           54.74
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) As required, effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects from this change for the year ended October 31, 2002 were a decrease to net investment income per share of $0.02, a decrease to net realized and unrealized losses per share of $0.02 and a decrease to the ratio of net investment income to average net assets of 0.13%. The above per share information, ratios, and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        For the
                                                                                                                        period
                                                                                                                    Dec. 1, 2003+
                                                                                                                     to April 30
Per-share                                                                                                            (Unaudited)
operating performance                                                                                                    2004
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                    $15.79
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                                                                                 .19
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                                                       .84
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                    1.03
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                                        (.27)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                                      (.27)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                          $16.55
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                                                   6.55*
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                             $1
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                                                                 .56*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                                                1.18*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                                  30.90*
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           For the
                                         Six months                                                                        period
                                           ended                                                                           Dec. 30,
                                          April 30                                                                        1998+ to
Per-share                               (Unaudited)                        Year ended October 31                         October 31
operating performance                       2004            2003            2002            2001            2000            1999
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $15.46          $12.32          $13.32          $18.63          $20.26          $19.32
-----------------------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .26             .62             .66 (d)         .79             .81             .72
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  1.13            3.13           (1.00) (d)      (4.28)            .31             .98
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations            1.39            3.75            (.34)          (3.49)           1.12            1.70
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.30)           (.61)           (.66)           (.66)           (.82)           (.76)
-----------------------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                           --              --              --           (1.16)          (1.93)             --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.30)           (.61)           (.66)          (1.82)          (2.75)           (.76)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $16.55          $15.46          $12.32          $13.32          $18.63          $20.26
-----------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      9.03*          31.11           (2.96)         (19.68)           5.49            8.87*
-----------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $29,744         $40,883         $36,910         $45,561         $59,214         $63,425
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .42*            .82             .83             .76             .72             .61*
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   1.67*           4.46            4.87 (d)        5.12            4.11            3.43*
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     30.90*          93.66          116.36          207.64          176.66           54.74
-----------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

  + Commencement of operations.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) As required, effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on its fixed-income securities. The effects from this change for the year ended October 31, 2002 were a decrease to net investment income per share of $0.02, a decrease to net realized and unrealized losses per share of $0.02 and a decrease to the ratio of net investment income to average net assets of 0.13%. The above per share information, ratios, and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
April 30, 2004 (Unaudited)

Note I
Significant accounting policies

Putnam Convertible Income-Growth Trust (the "fund"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks to provide, with equal emphasis, current income and capital appreciation by investing primarily in bonds and preferred stocks convertible into common stock with capital conservation as a secondary objective. The fund invests in higher yielding, lower rated bonds that have a higher rate of default due to the nature of the investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering class R shares on December 1, 2003. Class A shares are sold with a maximum front-end sales charge of 5.25%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam) a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At April 30, 2004, the value of securities loaned amounted to $7,759,939. The fund received cash collateral of $8,012,413 which is pooled with collateral of other Putnam funds into 27 issuers of high grade short-term investments.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2003, the fund had a capital loss carryover of $307,468,677 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
---------------------------------
  $220,741,661   October 31, 2009
    86,727,016   October 31, 2010

The aggregate identified cost on a tax basis is $701,753,659, resulting in gross unrealized appreciation and depreciation of $82,774,631 and $15,225,423, respectively, or net unrealized appreciation of $67,549,208.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that the fund's net expenses as a percentage of average net assets exceed the average expense ratio for the fund's Lipper peer group of front-end load funds.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended April 30, 2004, the fund paid PFTC $572,280 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended April 30, 2004, the fund's expenses were reduced by $67,559 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,192, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended April 30, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $20,086 and $842 from the sale of class A and class M shares, respectively, and received $156,575 and $1,624 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended April 30, 2004, Putnam Retail Management, acting as underwriter, received $777 and no monies on class A and class M redemptions, respectively.


Note 3
Purchases and sales of securities

During the six months ended April 30, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $246,889,318 and $365,746,405, respectively. There were no purchases or sales of U.S. government securities.


Note 4
Capital shares

At April 30, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                 Six months ended April 30, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,708,839       $44,444,392
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       551,761         8,982,720
----------------------------------------------------------------
                                     3,260,600        53,427,112

Shares repurchased                  (8,685,383)     (139,719,723)
----------------------------------------------------------------
Net decrease                        (5,424,783)     $(86,292,611)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          5,350,399       $73,954,040
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,544,185        21,514,758
----------------------------------------------------------------
                                     6,894,584        95,468,798

Shares repurchased                  (9,158,447)     (126,855,853)
----------------------------------------------------------------
Net decrease                        (2,263,863)     $(31,387,055)
----------------------------------------------------------------

                                 Six months ended April 30, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            965,673       $15,583,272
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        79,273         1,270,223
----------------------------------------------------------------
                                     1,044,946        16,853,495

Shares repurchased                  (2,599,203)      (41,415,276)
----------------------------------------------------------------
Net decrease                        (1,554,257)     $(24,561,781)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,302,284       $31,754,512
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       237,299         3,261,276
----------------------------------------------------------------
                                     2,539,583        35,015,788

Shares repurchased                  (2,801,412)      (38,074,991)
----------------------------------------------------------------
Net decrease                          (261,829)      $(3,059,203)
----------------------------------------------------------------

                                 Six months ended April 30, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            194,443        $3,222,806
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         4,911            79,569
----------------------------------------------------------------
                                       199,354         3,302,375

Shares repurchased                     (88,517)       (1,431,464)
----------------------------------------------------------------
Net increase                           110,837        $1,870,911
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            312,815        $4,408,092
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        11,656           163,508
----------------------------------------------------------------
                                       324,471         4,571,600

Shares repurchased                    (183,738)       (2,578,881)
----------------------------------------------------------------
Net increase                           140,733        $1,992,719
----------------------------------------------------------------

                                 Six months ended April 30, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             43,102          $703,731
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         5,894            95,261
----------------------------------------------------------------
                                        48,996           798,992

Shares repurchased                    (191,925)       (3,052,136)
----------------------------------------------------------------
Net decrease                          (142,929)      $(2,253,144)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            278,686        $3,902,993
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        19,306           268,930
----------------------------------------------------------------
                                       297,992         4,171,923

Shares repurchased                    (255,952)       (3,582,916)
----------------------------------------------------------------
Net increase                            42,040          $589,007
----------------------------------------------------------------

                                 For the period December 1, 2003
                                    (commencement of operations)
                                               to April 30, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                 62            $1,000
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             2                17
----------------------------------------------------------------
                                            64             1,017

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                                64            $1,017
----------------------------------------------------------------

                                 Six months ended April 30, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            168,660        $2,773,436
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        40,411           656,617
----------------------------------------------------------------
                                       209,071         3,430,053

Shares repurchased                  (1,056,091)      (17,213,169)
----------------------------------------------------------------
Net decrease                          (847,020)     $(13,783,116)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            231,781        $3,208,229
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       122,842         1,708,013
----------------------------------------------------------------
                                       354,623         4,916,242

Shares repurchased                    (705,938)       (9,766,913)
----------------------------------------------------------------
Net decrease                          (351,315)      $(4,850,671)
----------------------------------------------------------------

At April 30, 2004, Putnam, LLC owned 64 class R shares of the fund (100% of class R shares outstanding), valued at $1,065.


Note 5
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securi ties Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

For the period ended April 30, 2004, Putnam Management has assumed $16,421 of legal, shareholder servicing and communication, audit, and Trustee fees incurred by the Fund in connection with these matters.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


Putnam puts your interests first

In January, Putnam announced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. For details, visit www.putnaminvestments.com.

Cost-cutting initiatives

Reduced sales charges

Effective immediately, the maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 4.50% for most income funds (formerly 4.75%).*

Lower class B purchase limit

To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be directed to class A shares.)

Ongoing expenses will be limited

During calendar 2004, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund's industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Additional measures are being taken to reduce expenses for shareholders in the six global and international funds that had short-term trading issues.

Improved disclosure

Putnam fund prospectuses and shareholder reports are being revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts is also being enhanced to alert investors to potential cost savings.

Protecting investors' interests

New short-term trading fee introduced

To discourage short-term trading, which can interfere with a fund's long-term strategy, a 2% short-term trading fee will be imposed on any Putnam fund shares redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam U.S. Intermediate Government Income Fund remains 3.25%.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and Principal Executive
Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Convertible Income-Growth Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA019-214216  008/223/2ND/920/2LG  6/04


Not FDIC Insured    May Lose Value    No Bank Guarantee




PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Convertible Income-Growth Trust
Supplement to Semiannual Report dated 4/30/04

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the semiannual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 4/30/04

                                                                        NAV

6 months                                                               9.03%
1 year                                                                25.85
5 years                                                               18.60
Annual average                                                         3.47
10 years                                                             135.08
Annual average                                                         8.92
Life of fund (since class A inception, 6/29/72)
Annual average                                                        11.03

Share value:                                                            NAV

10/31/03                                                             $15.46
4/30/04                                                              $16.55

----------------------------------------------------------------------------

Distributions:          No.        Income        Capital gains        Total
                         2         $0.300              --            $0.300
----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in five Putnam Funds (not including the registrant). Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the payment of Putnam corporate expenses. Such officers did not learn that this matter involved a Putnam Fund until January 2004. Putnam has made restitution to the affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officer considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: June 28, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: June 28, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: June 28, 2004